FIRST AMENDMENT TO
                 SECOND AMENDED AND RESTATED
           REVOLVING CREDIT AND TERM LOAN AGREEMENT


     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
  REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of August 31, 1998 (this "Amendment"), by and among (a) EMMIS COMMUNICATIONS CORPORATION (f/k/a/ Emmis Broadcasting Corporation), an Indiana corporation (the "Borrower"), (b) the lending institutions listed on Schedule 1 to the Credit Agreement (as defined below),
  (c) TORONTO DOMININION (TEXAS), INC., a Delaware corporation, as administrative agent (the "Administrative Agent"),
  (d) BANKBOSTON, N.A., a national banking association, as documentation agent (the "Documentation Agent"), (e) FIRST UNION NATIONAL BANK, a national banking association, as syndication agent (the "Syndication Agent") and (f) such other lending institutions which may become parties to the Credit Agreement (as defined below) from time to time and which are identified on
  Schedule 1 to the Credit Agreement (as defined below). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, defined below.

     WHEREAS, the Borrower, the Banks and the Agents are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 16, 1998 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower, the Banks and the Agents have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1. Amendment to Section 1.1. of the Credit Agreement. The definition of "Tranche B Funding Date" in is hereby amended by deleting the words "September 2" which appear in such definition and substituting the words "October 31" therefor.

     2.   Amendment to Section 3.1.1. of the Credit Agreement.  Section
  3.1.1. of the Credit Agreement is hereby amended by deleting the words "September 2" which appear in the second sentence of such section and substituting the words "October 31" therefor.

     3.   Amendment to Section 3.1.3. of the Credit Agreement.  Section
  3.1.3. of the Credit Agreement is hereby amended by deleting the words "September 1" which appear in clause (c) of the first sentence of such section and in the third sentence of such section and substituting the words "October 30" therefor.

     4.   Amendment to Section 3.4.1. of the Credit Agreement.  Section
  3.4.1. of the Credit Agreement is hereby amended by deleting the words "September 1" which appear in clause (a) of the first sentence of such section and substituting the words "October 30" therefor.

     5. Conditions to Effectiveness. This Amendment shall become effective upon the execution and delivery by the Borrower and the Majority Banks of this Amendment.

     6. Affirmation of the Borrower. The Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement and the other Loan Documents. The Borrower hereby represents, warrants and confirms that the Obligations are and remain secured pursuant to the Security Documents.

     7. Representations and Warranties. The Borrower hereby represents and warrants to the Banks and the Administrative Agent as follows:

     (a) Representations and Warranties. Each of the representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date.

     (b) Enforceability. The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

     (c) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Amendment.

     8. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment or a waiver of any requirements of the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein.

     9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     10. Miscellaneous. This Amendment shall for all purposes be construed in accordance with and governed by the laws of The State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.


        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                              EMMIS COMMUNICATIONS
                                CORPORATION (f/k/a Emmis
                                Broadcasting Corporation)


                              By:
                                 Name:
                                 Title:

                              TORONTO DOMINION (TEXAS), INC.


                              By:
                                ________________________________
                                Title:

                              BANKBOSTON, N.A.



                              By:_________________________________
                                Title:

                              FIRST UNION NATIONAL BANK


                              By:_________________________________
                                Title:

                              THE BANK OF NEW YORK


                              By:_________________________________
                                Title:

                              PARIBAS (f/k/a Banque Paribas)


                              By:_________________________________
                                Title:


                              By:_________________________________
                                Title:
                               BARCLAYS BANK PLC


                              By:_________________________________
                                Title:

                              COMPAGNIE FINANCIERE DE CIC
                              ET DE L'UNION EUROPEENNE


                              By:_________________________________
                                Title:

                              FLEET BANK, N.A.


                              By:_________________________________
                                Title:

                              KEY CORPORATE CAPITAL INC.



                              By:_________________________________
                                Title:

                              MELLON BANK, N.A.


                              By:_________________________________
                                Title:

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK
                              B.A., "RABOBANK NEDERLAND,"
                              NEW YORK BRANCH


                              By:_________________________________
                                Title:

                              UNION BANK OF CALIFORNIA, N.A.


                              By:_________________________________
                              Title:

                              BANK OF MONTREAL


                              By:_________________________________
                                Title:

                              BANK ONE, INDIANA, N.A.


                              By:_________________________________
                                Title:

                              SUNTRUST BANK, CENTRAL
                              FLORIDA, N.A.


                              By:_________________________________
                                Title:

                              CITY NATIONAL BANK


                              By:_________________________________
                                Title:

                              CREDIT LYONNAIS NEW YORK
                              BRANCH


                              By:_________________________________
                                Title:

                              CREDIT SUISSE FIRST BOSTON


                              By:_________________________________
                                Title:

                              FIRST HAWAIIAN BANK


                              By:_________________________________
                              Title:

                              MERCANTILE BANK NATIONAL ASSOCIATION


                              By:_________________________________
                                Title:

                              NATIONAL CITY BANK OF INDIANA


                              By:_________________________________
                                Title:

                              SUMMIT BANK


                              By:_________________________________
                                Title:

                              AG CAPITAL FUNDING PARTNERS,
                              L.P.

                              BY:  ANGELO, GORDON & CO., L.P.,
                              AS INVESTMENT ADVISER


                              By:_________________________________
                                Title:

                              GCB INVESTMENT PORTFOLIO

                              BY:  CITIBANK, N.A.


                              By:_________________________________
                              Title:

                              CYPRESSTREE INSTITUTIONAL
                              FUND, LLC

                              BY:  CYPRESSTREE INVESTMENT
                              MANAGEMENT COMPANY, INC., ITS
                              MANAGING MEMBER


                              By:_________________________________
                                Title:

                              KZH   CYPRESSTREE-1 LLC


                              By:_________________________________
                                Title:


                              CYPRESSTREE SENIOR FLOATING
                              RATE FUND

                              BY:  CYPRESSTREE INVESTMENT
                              MANAGEMENT COMPANY, INC., AS
                              PORTFOLIO MANAGER


                              By:_________________________________
                                Title:


                              CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
                              AS:  ATTORNEY-IN-FACT AND ON
                              BEHALF OF FIRST ALLMERICA
                              FINANCIAL LIFE INSURANCE
                              COMPANY AS PORTFOLIO
                              MANAGER


                              By:_________________________________
                              Title:
                              CIBC INC.


                              By:_________________________________
                                Title:

                              OCTAGON LOAN TRUST

                              BY:  OCTAGON CREDIT INVESTORS,
                              AS MANAGER


                              By:_________________________________
                                Title:

                              STEIN ROE & FARNHAM
                              INCORPORATED, AS AGENT FOR
                              KEYPORT LIFE INSURANCE
                              COMPANY


                              By:_________________________________
                                Title:

                              THE TRAVELERS INSURANCE
                              COMPANY


                              By:_________________________________
                                Title:

                              OXFORD STRATEGIC INCOME FUND BY
                                EATON VANCE
                              MANAGEMENT AS
                              INVESTMENT ADVISOR


                              By:_________________________________
                                Title:

                              MORGAN STANLEY SENIOR FUNDING,
                                INC.


                              By:_________________________________
                                Title:

                              TCW LEVERAGED INCOME TRUST II,
                                L.P.


                              By:_________________________________
                                Title:

                              VAN KAMPEN AMERICAN CAPITAL
                                SENIOR INCOME TRUST


                              By:_________________________________
                                Title:

                              MERRILL LYNCH SENIOR FLOATING
                                RATE FUND


                              By:_________________________________
                                Title:

                              MERRILL LYNCH PRIME RATE
                                PORTFOLIO


                              By:_________________________________
                                Title:

                              SENIOR DEBT PORTFOLIO BY BOSTON
                                MANAGEMENT AND RESEARCH AS
                                INVESTMENT ADVISOR


                              By:_________________________________
                                Title:

                              PAM CAPITAL FUNDING LP


                              By:_________________________________
                                 Title:
Each of the undersigned Subsidiaries hereby (a) acknowledges the foregoing Amendment and (b) ratifies and confirms all of its obligations under the Guaranty and under each of the other Loan Documents to which it is a party.

  EMMIS BROADCASTING CORPORATION OF NEW YORK
  EMMIS FM BROADCASTING CORPORATION OF  INDIANAPOLIS
  EMMIS FM BROADCASTING CORPORATION OF CHICAGO
  EMMIS FM BROADCASTING CORPORATION OF ST. LOUIS
  KPWR, INC.
  EMMIS PUBLISHING CORPORATION
  EMMIS FM RADIO CORPORATION OF INDIANAPOLIS
  EMMIS AM RADIO CORPORATION OF INDIANAPOLIS
  EMMIS 104.1 FM RADIO CORPORATION OF ST. LOUIS
  EMMIS 106.5 FM BROADCASTING CORPORATION OF ST.LOUIS
  EMMIS INTERNATIONAL BROADCASTING CORPORATION
  EMMIS INTERNATIONAL CORPORATION
  EMMIS DAR, INC.
  EMMIS 105.7 FM RADIO CORPORATION OF INDIANAPOLIS
  EMMIS 1310 AM RADIO CORPORATION OF INDIANAPOLIS
  EMMIS MEADOWLANDS CORPORATION
  EMMIS 1380 AM RADIO CORPORATION OF ST. LOUIS
  MEDIATEX COMMUNICATIONS CORPORATION
  TEXAS MONTHLY, INC.
  MEDIATEX DEVELOPMENT CORPORATION
  EMMIS FM HOLDING CORPORATION OF NEW YORK
  101.9 FM RADIO CORPORATION OF NEW YORK
  EMMIS RADIO CORPORATION OF NEW YORK (f/k/a Emmis
    Holding Corporation of New York)

                         EMMIS INDIANA BROADCASTING,
                              L.P.     (f/k/a Emmis Indiana
                              Radio, L.P.)
                         By:  Emmis Communications
                              Corporation (f/k/a Emmis
                              Broadcasting Corporation), its
                                   General Partner
                         EMMIS PUBLISHING, L.P.
                         By:  Emmis Communications
                              Corporation (f/k/a Emmis
                              Broadcasting Corporation), its
                              General Partner
                         EMMIS TELEVISION
                         BROADCASTING, L.P.
                         By:  Emmis Communications
                              Corporation (f/k/a Emmis
                              Broadcasting Corporation), its
                              General Partner
                              By:

                                Title:

                         EMMIS LICENSE CORPORATION
                         KPWR LICENSE, INC.
                         EMMIS FM LICENSE
                           CORPORATION OF ST. LOUIS
                         EMMIS TELEVISION LICENSE
                           CORPORATION OF MOBILE
                         EMMIS 104.1 FM RADIO LICENSE
                             CORPORATION OF ST. LOUIS
                         EMMIS FM LICENSE CORPORATION OF
                             INDIANAPOLIS
                         EMMIS FM RADIO LICENSE CORPORATION OF
                             INDIANAPOLIS
                         EMMIS AM RADIO LICENSE CORPORATION OF
                             INDIANAPOLIS
                         EMMIS LICENSE CORPORATION OF NEW YORK
                         EMMIS RADIO LICENSE CORPORATION OF NEW
                             YORK
                         EMMIS 1310 AM RADIO LICENSE
                             CORPORATION OF INDIANAPOLIS
                         EMMIS TELEVISION LICENSE
                             CORPORATION OF HONOLULU
                         EMMIS 105.7 FM RADIO LICENSE
                             CORPORATION OF INDIANAPOLIS
                         EMMIS TELEVISION LICENSE
                             CORPORATION OF NEW ORLEANS
                         EMMIS 106.5 FM LICENSE
                             CORPORATION OF ST. LOUIS
                         EMMIS FM LICENSE CORPORATION OF
                             CHICAGO
                         EMMIS TELEVISION LICENSE CORPORATION
                             OF GREEN BAY


                              By:
                                Title: